EXHIBIT 10.12

                              AMENDED AND RESTATED
                             SECURED PROMISSORY NOTE
                             -----------------------
                                ("AMENDED NOTE")

Up to Three Hundred Fifty Thousand Dollars               Los Angeles, California
$350,000                                                        January 15, 2004

                                    RECITALS

         A. On August 18, 1998, ADVANCED KNOWLEDGE, INC., a Delaware corporation ("MAKER"), as maker, executed a secured promissory note in favor of BUDDY YOUNG ("HOLDER"), in the principal amount of up to Three Hundred Thousand Dollars ($300,000) ("FIRST NOTE"), which FIRST NOTE was secured by MAKER's pledge of certain assets as security/collateral for the FIRST NOTE, as evidenced by a Security Agreement, dated of even date therewith.

         B. In May, 2003, MAKER changed its name to ADVANCED MEDIA, INC. Then, on or about May 21, 2003, MAKER and HOLDER canceled the FIRST NOTE and original security agreement. In place of the FIRST NOTE and related security agreement, MAKER executed a SECURED PROMISSORY NOTE, dated May 21, 2003, in favor of HOLDER in the principal amount of up to Five Hundred Thousand Dollars ($500,000) (the "SECOND NOTE") and in connection therewith MAKER and HOLDER executed a new SECURITY AGREEMENT, dated May 21, 2003, (the "SECURITY AGREEMENT") which pledged all of MAKER's assets as security/collateral for the SECOND NOTE. At that time, the FIRST NOTE was canceled.

         C. HOLDER has made advances from time to MAKER and as of the date hereof, the principal balance loaned by HOLDER to MAKER is approximately One Hundred Fifteen Thousand Dollars ($115,000).

         D. HOLDER and MAKER now mutually desire to amend and restate the SECOND NOTE evidencing that the total principal amount that may be borrowed by MAKER, from time to time, is reduced from Five Hundred Thousand Dollars ($500,000) to Three Hundred Fifty Thousand Dollars ($350,000).

         Therefore MAKER has agreed to execute this AMENDED AND RESTATED PROMISSORY NOTE ("AMENDED NOTE") thereby amending the SECOND NOTE, as set forth below:

         MAKER acknowledges that as of the date of this AMENDED NOTE that it owes the

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                                                                   EXHIBIT 10.12

HOLDER the principal balance of approximately One Hundred Fifteen Thousand Dollars ($115,000), plus interest, as of January 15, 2004.

         MAKER agrees to pay HOLDER in Encino, California, or at such other locations as the HOLDER may designate, the principal balance then due and owning, plus interest on the outstanding principal at the rate of eight percent (8%) per annum, accrued on the principal balances from the date of such advances; in lawful money of the United States of America, as provided in this AMENDED NOTE.

         The principal amount hereof, as adjusted from time to time, shall bear interest at the rate of eight percent (8%) per annum. Interest hereunder shall be calculated on the basis of a three hundred sixty (360) day year for each day, all or any of the principal balance hereof shall remain outstanding. Interest shall be paid in arrears. Prepayment of interest or principal, in whole or in part, may be made without penalty or forfeiture.

         This Note shall be due and payable in full on December 31, 2005.

         The Maker hereby waives diligence, demand, presentment for payment, and notice of whatever kind of nature. Without discharging or in any way affecting the liability of the undersigned, the undersigned hereby consents to any and all extensions of this AMENDED NOTE. The Maker further waives exhaustion of legal remedies and the right to plead any and all statutes of limitation as a defense to any demand on this AMENDED NOTE, or to any agreement to pay the same.

         If any provision of this AMENDED NOTE is held to be invalid or unenforceable by a court of competent jurisdiction, the other provisions of this AMENDED NOTE shall remain in full force.

         Any interest rate provided hereunder which exceeds the maximum rate provided by applicable law shall instead be deemed to be such maximum rate and any interest in excess of such maximum rate paid to HOLDER shall be applied to reduce the principal balance of this Note so that in no event shall HOLDER receive or be entitled to receive interest in excess of the maximum amount permitted by applicable law.

         The provisions and covenants contained herein shall inure to and be binding upon the heirs, successors and assigns of the parties hereto. MAKER agrees that HOLDER may assign this AMENDED NOTE and MAKER will make payment to such assignee upon notice of such assignment. HOLDER shall thereafter be forever relieved and fully discharged from any and all liability or responsibility to MAKER, but HOLDER shall retain all rights and powers hereby given with respect to property not so transferred.

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                                                                   EXHIBIT 10.12

         This AMENDED NOTE shall be governed by, and construed in accordance with, the laws of the State of California.


         HOLDER and MAKER shall execute such further documents, and take such further actions, as may reasonably be required to carry out the provisions of this AMENDED NOTE or any agreement or document relating hereto or entered into in connection herewith.

         HOLDER and MAKER hereby ratify, confirm and affirm that the SECURITY AGREEMENT remains in full force and effect and represents the security instrument executed in connection with this AMENDED NOTE. Nothing in this AMENDED NOTE is intended to alter, change, modify or amend the SECURITY AGREEMENT, except as may be clearly stated in this AMENDED NOTE.

         This AMENDED NOTE may be amended or modified only by an instrument in writing which by its express terms refers to this Note and which is duly executed by the parties sought to be bound thereby.

         Any failure by HOLDER to insist upon the strict performance by MAKER of any of the covenants, agreements, obligations or conditions hereof shall not be deemed to be a waiver of any such covenants, agreements, obligations or conditions, and HOLDER, notwithstanding any such failure, shall have the right thereafter to insist upon the strict performance by Maker of any and all of such covenants, agreements, obligations and conditions.

         In the event that this AMENDED NOTE is placed in the hands of an attorney at law for collection upon default or in the event that proceedings at law or in equity are instituted in connection herewith, or in the event that this AMENDED NOTE is placed in the hands of an attorney at law to enforce any of the rights or agreements contained herein, the undersigned shall pay all costs of collecting or attempting to collect this Note or protecting or enforcing such rights including, without limitation, reasonable attorneys fees.

         IN WITNESS WHEREOF, the undersigned has executed this Promissory Note as of the date first herein above written.

Maker:
ADVANCED MEDIA, INC., a Delaware corporation, fka ADVANCED KNOWLEDGE, INC.

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                                                                   EXHIBIT 10.12
By: /S/ L. STEPHEN ALBRIGHT
    ------------------------------
    L. STEPHEN ALBRIGHT, Secretary


Acknowledged, confirmed and agreed by HOLDER, /S/ BUDDY YOUNG
                                              ----------------
                                              BUDDY YOUNG

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